Exhibit 10.21

                            COMMERCIAL LEASE CONTRACT

      THIS LEASE (the "Lease") is made this 6th day of June, 2001, by and between M.D. HODGES ENTERPRISES, INC., first party, (hereinafter called "Landlord"); having an address of 2410 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339, and UNITED NATURAL FOODS, INC., a Delaware Corporation, second party, (hereinafter called "Tenant"); having an address of 260 Lake Road, Dayville, Connecticut, 06241.

                              W I T N E S S E T H:

      1. PREMISES - The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the Tenant, and the Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (exclusive of any easement for light or air), hereinafter called "Premises," to wit:

                  311,793 Square Feet of single floor warehouse space, located at 100 LAKEVIEW COURT, Atlanta, Georgia, 30336 as located in Land Lot 115 of the 14th F.F. District of Fulton County, Georgia, being all of the building commonly known as 100 LAKEVIEW COURT (the "Building") (Building #440), said building located on a tract of land consisting of approximately 19.63 acres.

      2. TERM AND PREPARATION OF PREMISES

            A. The term of this Lease shall commence on the Commencement Date, as hereinafter defined, and shall end at midnight on the last day of the month that is 184 months after the Commencement Date, unless sooner terminated as hereinafter provided. The "Commencement Date" shall mean: August 1, 2001; provided, however, that Tenant shall have the right to utilize the Premises prior to August 1, 2001 for the purpose of the storage of Tenant's products and construction of improvements to the Premises as allowed for under the terms of this Lease. After the Commencement Date, Tenant will, upon demand, furnish Landlord with a written statement confirming Tenant's acceptance of the Premises and confirming the Commencement Date of the term of this Lease.

            B. After proper execution of this Lease by Landlord and Tenant, Landlord shall furnish all labor and material as necessary to deliver the Premises as shown on EXHIBIT "D" hereof, which plans identify the work to be completed by Landlord with respect to the requirements of this Lease. Said work shall be performed in a good and workmanlike manner and in compliance with all applicable laws, regulations and building codes. The Premises and Building currently comply with all applicable laws, regulations and building codes for buildings completed to "shell" condition. Except for the foregoing, Tenant agrees to accept the Premises under the provisions of the Lease "WHERE IS, AS IS".

      3. RENTAL - The Tenant agrees to pay to the Landlord promptly on the first day of each month in advance, during the term of this Lease, a monthly rental of

                         AUGUST 1, 2001 THROUGH NOVEMBER 30, 2001
$0.00 monthly            ZERO AND 00/100 DOLLARS                              Four (4)
in advance                                                                    Months

                         DECEMBER 1, 2001 THROUGH NOVEMBER 30, 2006
$73,531.19 monthly       SEVENTY-THREE THOUSAND, FIVE HUNDRED THIRTY-ONE      Sixty (60)
in advance               AND 19/100 DOLLARS                                   Months

                         DECEMBER 1, 2006 THROUGH NOVEMBER 30, 2011
$82,625.15 monthly       EIGHTY-TWO THOUSAND, SIX HUNDRED TWENTY-FIVE         Sixty (60)
in advance               AND 15/100 DOLLARS                                   Months

                         DECEMBER 1, 2011 THROUGH NOVEMBER 30, 2016
$93,018.25 monthly       NINETY-THREE THOUSAND, EIGHTEEN                      Sixty (60)
in advance               AND 25/100 DOLLARS                                   Months

Tenant shall pay all rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without notice, demand, set-off or counterclaim. As used in this Lease, the term "rent" shall mean the base monthly rental, and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant.

The aforesaid payments of rent are to be made to:    M.D. Hodges Enterprises, Inc.
                                                     Post Office Box 931932
                                                     Atlanta, GA 31193-1932

      4. LATE PAYMENTS - If monthly rental or any other amount payable by Tenant under this Lease is not paid within ten (10) days after the date such payment is due, Tenant shall pay to Landlord a late charge equal to 5% of the delinquent amount, and interest on the delinquent amount at the rate of 14% per annum until paid (the "Default Rate"); provided however said interest shall not begin to accrue until Landlord has given Tenant written notice of such non-payment.

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 2

      5. ADVANCE RENT - Notwithstanding Section 3. of this Lease, Landlord acknowledges receipt from Tenant of EIGHTY-THREE THOUSAND SIX HUNDRED SIXTY-FOUR AND 47/100 DOLLARS ($83,664.47), which rent Tenant has paid in advance for the first month's rent ($73,531.19), Tax Escrow ($7,794.83) and Common Area Maintenance ($2,338.45).

      6. SECURITY DEPOSIT - None.

      7. TAXES

            A. Landlord shall pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever lawfully levied or assessed against the Premises and/or Building or any portion thereof (all of which real estate taxes, assessments, levies, charges and costs, excluding any late charges or penalties that may be imposed for Landlord's failure to make payments on account of the foregoing in a timely manner, are hereafter collectively referred to as "Taxes"), and Tenant shall reimburse Landlord, as additional rent, for Tenant's share of any such Taxes paid with respect to any tax year falling within the term of this Lease (prorated for any partial years). If the Premises are not part of a multi-tenant facility, Tenant's share of the Taxes for each tax year occurring during the Lease term shall be one hundred percent (100%). If, however, the Premises are part of a multi-tenant project, Tenant's share of the Taxes shall be an amount equal to the product obtained by multiplying the Taxes for the tax year in question (prorated for any partial years) by a fraction the numerator of which is the gross rentable area in the Premises, and the denominator of which is the gross rentable area in the entire Building, including the Premises. Tenant agrees to pay Landlord promptly on the first day of each month in advance during the term of this Lease a monthly tax escrow amount of SEVEN THOUSAND, SEVEN HUNDRED NINETY-FOUR AND 83/100 DOLLARS ($7,794.83) toward payment of Tenant's share of Taxes for that year (or a portion thereof) with the understanding that, upon receipt by Landlord of the Tax bill, Landlord and Tenant will then determine whether Tenant is entitled to a refund or whether Landlord shall bill Tenant for an extra amount if required so that as the end result and at the end of each calendar year, Tenant's pro rata share of the Taxes will have been paid. Landlord shall promptly notify Tenant of actual Tax bills when final bills are received from government authorities. Tenant and Landlord agree to pay to each other whatever amount is required to reconcile the annual escrow funds to the actual bill on December 1 of each tax year during the term of the Lease. In addition, Landlord shall have the right to increase the monthly Tax escrow amount no more frequently than once per calendar year based upon any changes in the most recent Tax bill. However, the monthly Tax escrow amount shall not exceed one-twelfth (1/12th) of the most recent annual Tax. Landlord has begun the application process for the Premises to be a separate parcel for tax purposes and will diligently pursue such process to completion.

            B. Tenant shall be liable for all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises.

            C. Landlord shall have the sole, absolute and unrestricted right, but not obligation, to contest the validity or amount of the Taxes by appropriate proceedings and the costs thereof shall be included in the Taxes, and Landlord shall have the sole, absolute and unrestricted right to settle any contest, proceeding or action upon whatever terms Landlord may, in its sole discretion, determine. Notwithstanding the foregoing, if Landlord does not contest the Taxes, Landlord will give Tenant written notice that it is not contesting the Taxes, and said notice will be given to Tenant at least thirty
(30) days prior to the deadline for filing of a contest of the Taxes. If Landlord does not contest the Taxes, then Tenant shall have the right to do so at Tenant's sole cost and expense.

      8. UTILITY BILLS - Tenant shall pay for all water, sewer, gas, electricity, fuel, light, heat, power bills, sprinkler system service charges (if any) and other utilities serving the Premises, or used by Tenant in connection therewith. If Tenant does not pay the same directly to the applicable utility company, Landlord may pay the same and such payment, together with a reasonable administrative charge by Landlord, shall be added to the rental of the Premises. If any of such utility services are not separately metered to the Premises, Tenant shall pay to Landlord, as additional rental, a reasonable proportion of the total cost of all charges jointly metered with other premises, plus a reasonable administrative charge by Landlord, all as reasonably determined by Landlord. With respect to water and sewer charges for multi-tenant buildings, Landlord's reasonable determination will take into account whether Tenant or the other tenants of the Building consume water for manufacturing or other uses, other than water consumed for general office uses. Landlord represents that (i) the Premises are currently separately metered for water service, ii) the Premises can be separately metered for gas service at the time of construction of the tenant improvements, and (iii) Landlord is in the process of converting the primary metering of "Lakeview" to a separate meter for the Premises.

         9. USE OF THE PREMISES - The Premises shall be used for office and warehouse and related purposes and no other. The Premises shall not be used for any illegal purposes; nor in any manner that violates the protective covenants for the premises set for as EXHIBIT "A" hereof, and by this reference made a part hereof, or any other restrictions of public record with respect to the Premises or which create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Outside storage is prohibited without Landlord's prior written consent. Tenant agrees not vacate the Premises during the period of this Lease, and agrees to use said Premises for the purpose herein leased until the expiration hereof.

      10. REPAIRS BY LANDLORD - The Landlord agrees to keep in good repair the parking and truck courts, roof, foundations, and exterior walls of the Building containing or constituting a part of the Premises; provided, however, the Landlord shall not be responsible for the repair of glass and exterior doors and any and all repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Landlord warrants to Tenant that the structural integrity of the floors of the Premises is sufficient for uses allowable for a slab design of six (6) inches unreinforced, 4,000 psi concrete, and Landlord agrees to perform all repairs necessary due to a breach in said warranty; provided, however, that Landlord shall not be responsible for the repair of (i) any and all repairs rendered necessary by the negligence of Tenant, its agents, employees, or

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 3

invitees, and (ii) any areas of the floor where Tenant installs its cooler and freezer areas. In addition, with respect to the saw joint areas, this warranty is conditioned on Tenant providing a flexible epoxy joint sealer similar to Euco 700, manufactured by Euclid Chemical Company, in the saw joint locations of Tenant's fork lift traffic, with said sealer being applied during the first twelve months of the Lease term. Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect said Premises. Tenant shall report in writing to Landlord any defective condition known to it within a reasonable time after learning of such condition, which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such failure to report except for any repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Landlord shall warrant all construction for a period of one (1) year after the Commencement Date. Landlord shall assign to Tenant all warranties including those for equipment and mechanical systems.

         11. REPAIRS BY TENANT - Tenant shall, throughout the term of this Lease, at its expense, maintain in good order and repair the Premises, including the heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord. Tenant, at its sole cost and expense, shall provide all regular maintenance and service for the HVAC systems and warehouse unit heaters, including, but not limited to, placing a qualified HVAC contractor under service contract for such items as regular changing of filters at intervals not less than quarterly (once every three months), and to make thorough annual inspections of and to professionally service the system including, but not limited to, coolant recharging, replacement of belts or minor electrical components, lubrication and routine preventive maintenance, and other miscellaneous items. Tenant shall be responsible for maintaining sprinkler, valves, fire extinguishers and alarm systems if any, as located within the Premises and Tenant shall maintain written records, if any, that may be required by Landlord's insurer covering testing of sprinkler valves, fire extinguishers and alarm systems located within the Premises. Tenant shall consistently maintain heat within the Premises as necessary to avoid damage to the sprinkler system by freezing. In the event Tenant fails to make any repairs required of it hereunder, then Landlord may, but shall not be obligated to, make such repairs, in which event, Tenant shall promptly reimburse Landlord for all expenses incurred thereby. Tenant shall be responsible for pest and termite control. Tenant agrees to return said Premises to Landlord at the expiration, or prior termination, of this Lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other insured casualty alone excepted. Aside from the aforesaid repairs, Tenant shall not make any alterations, additions, or improvements to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove of plans and specifications relating to work proposed by Tenant within ten (10) business days after receipt by Landlord.

         12. COMMON AREA MAINTENANCE - Landlord shall provide exterior grounds maintenance for the Premises. Said maintenance shall include landscaping services, fertilizing, insecticiding, mulching, pruning of shrubbery and trees, and cutting and weeding grass. The cost to Tenant for the grounds maintenance, expense for insurance carried by Landlord as required in this Lease, other miscellaneous common area charges, and administrative fees shall be TWO THOUSAND, THREE HUNDRED THIRTY-EIGHT AND 45/100 DOLLARS ($2,338.45) per month, payable monthly in advance, as additional rent. Landlord hereby certifies that said costs are reasonable as of the date hereof. Landlord and Tenant hereby agree that if these costs to Landlord increase subsequent to the date of this Lease, such costs shall be accounted for in the following manner throughout the term of this Lease. Upon reasonable proof to Tenant by Landlord that increases of such costs to Landlord have occurred, Landlord shall establish a revised monthly cost to Tenant; provided, however, that such increases in costs, if any, shall not occur during the first twelve (12) months of the original Lease term; and also provided that said maintenance cost adjustments, if any, shall be limited to no more than a five percent (5%) annual increase above the previous year's charge. Tenant shall have the right to audit these common area maintenance charges.

      13. INSURANCE

            A. During the term of this Lease, Tenant shall provide and keep in force the following insurance:

                  (1) comprehensive general liability insurance relating to Tenant's business carried on, in or from the Premises, for personal and bodily injury and death, and damage to others' property, with limits of not less than $2,000,000.00 for any one accident or occurrence; and

                  (2) all risk or fire insurance (including standard extended coverage and coverage for leakage from fire protective devices and other water damage) relating to Tenant's fixtures, furnishings, and all personal property of Tenant in the Premises on a full replacement cost basis; and

                  (3) workmen's compensation insurance as required by applicable law.

            B. During the term of this Lease, Landlord shall provide and keep in force the following insurance (which may be maintained through one or more blanket policies):

                  (1) comprehensive general liability insurance relating to Landlord's ownership of the Premises, for personal and bodily injury and death, and damage to other's property, with limits of not less than $2,000,000.00 for any one accident or occurrence; and

                  (2) all risk or fire insurance (including standard extended coverage) relating to the Premises (but excluding Tenant's fixtures, furnishings and all personal property of Tenant) in an amount required by the holders of any Security Deeds, or otherwise reasonably determined by Landlord.

            C. Prior to the commencement of the Lease term and thereafter, at least fifteen (15) days prior to the expiration date of any policy required of Tenant, Tenant agrees to deliver to Landlord a certificate evidencing the insurance

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 4

coverage required of Tenant under this Lease. Said certificate shall contain an endorsement that such insurance may not be canceled except upon thirty (30) days' prior written notice to Landlord, and shall confirm that Landlord, its managing agent, and the holders of any Security Deeds are named as additional insureds. The policies required to be carried by Tenant pursuant to the terms of this Lease shall be issued by a stock or mutual company, licensed to do business in the State of Georgia.

      14. WAIVER OF SUBROGATION Notwithstanding anything else contained in this Lease to the contrary, Landlord shall waive all rights of recovery and all causes of action against Tenant for any loss occurring to the Premises resulting from any of the perils insured against under such policy or policies of insurance carried by Landlord regardless of cause, including the negligence of Tenant, but only to the extent of any recovery received by Landlord under such policy or policies of insurance. Landlord will cause these policies of insurance to include an endorsement to that effect. Conversely notwithstanding anything else contained in this Lease to the contrary, Tenant shall waive all rights of recovery and all causes of action against Landlord regardless of cause, including the negligence of Landlord, to the extent of any recovery received under such policy or policies of insurance carried by Tenant (or alternatively, to the extent of any recovery that could have been received under the insurance required by Section 13.A. above, if such insurance is not being carried in breach of such obligations), and Tenant will also cause these policies of insurance to include an endorsement to that effect.

      15. DESTRUCTION OF, OR DAMAGE TO PREMISES

            A. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate based upon the nature and extent of the damage to the Premises and the ability of Tenant to conduct its business therefrom, as reasonably determined by Landlord and Tenant and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence; provided, however, that if
(i) the Premises are more than 50% damaged or destroyed, in Landlord's reasonable judgment, or (ii) the Premises are damaged or destroyed during the last twelve (12) months of the Lease term, or (iii) the holder of a Security Deed (as defined in Section 26. below) does not make available insurance proceeds for rebuilding or repair, then and in any such events, Landlord may at its option terminate this Lease by notice in writing to Tenant within sixty (60) days after the day of such occurrence. If the Premises are more than 50% damaged or destroyed, in Landlord's reasonable judgment and Landlord cannot restore the Premises to substantially the same condition as before damage within 180 days, then Tenant may at its option terminate this Lease by providing notice in writing to Landlord within thirty (30) days after the date of such occurrence that Tenant so desires to terminate this Lease.

            B. Landlord shall not be required to repair any injury or damage or to make any repairs or replacements of any improvements installed in the Premises by or for Tenant. Tenant shall, at Tenant's sole cost and expense, repair, replace and restore all of Tenant's personalty, trade fixtures, equipment and fixtures, and all alterations, additions and/or improvements other than the repairs required of Landlord under this Lease.

      16. INDEMNITY -

            A. Subject to Section 14. above, Tenant agrees to indemnify and hold Landlord, Landlord's agents, and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from and against any and all losses, costs, liabilities, claims, damages, expenses (including, without limitation, reasonable attorneys' fees), penalties or fines incurred in connection with, arising out of or resulting from: (i) any default by Tenant in the performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be kept, observed or performed, or (ii) the use or occupancy, or manner of use or occupancy, of the Premises by Tenant or any person claiming or entering the Premises by, through or under Tenant, or (iii) any acts, omissions or negligence of Tenant, its sublessees, assignees, licensees or concessionaires or any of their respective contractors, agents, employees, guests or invitees.

            B. Subject to Section 14. above, Landlord agrees to indemnify and hold Tenant, Tenant's agents, and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from and against any and all losses, costs, liabilities, claims, damages, expenses (including, without limitation, reasonable attorneys' fees), penalties or fines incurred in connection with, arising out of or resulting from: (i) any default by Landlord in the performance of any of the terms, covenants or conditions of this Lease on Landlord's part to be kept, observed or performed, or (ii) any acts, omissions or negligence of Landlord or any of its contractors, agents, employees, guests or invitees.

      17. GOVERNMENTAL ORDERS - Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises, including but not limited to, the providing of fire extinguishers and fire alarm systems in accordance with said requirements. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice, unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

      18. CONDEMNATION - If all or any part of the Premises or the Building shall be taken as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking. In the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to the other within thirty (30) days after such date; provided, however, that a

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 5

condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards or interest therein whatsoever which may be paid or made in connection therewith. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease or otherwise. Tenant shall have the right to claim from the condemning authority and prove Tenant's right to an award for the unamortized trade fixtures, alterations, additions and improvements paid for by Tenant, and for its moving expenses. In the event of a partial taking of the Premises, which does not result in a termination of this Lease, the base monthly rental thereafter to be paid shall be equitably reduced.

      19. ASSIGNMENT AND SUBLETTING - Tenant may not assign this Lease or sublease the Premises or any part thereof or permit the use of the Premises by any party other then Tenant or a Permitted Assignee (as defined below) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. In no event shall Tenant have the right nor shall it be permitted to assign this Lease to another party (except a Permitted Assignee) for profit; it being understood by the parties hereto that if the Lease is assigned to others (other then a Permitted Assignee), then any increase in rent over the rent being paid by Tenant under this Lease or any extension or renewal hereof shall be payable to Landlord. Consent to one or more assignments or subleases shall not destroy or waive this provision. Subtenants and assignees (including Permitted Assignees) shall become directly liable to Landlord for all obligations of Tenant hereunder to the extent applicable to such subtenants or assignees, as the case may be, without relieving Tenant's liability under this Lease which shall continue notwithstanding such assignment or subletting. Tenant shall promptly reimburse Landlord for Landlord's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, in reviewing, approving or documenting any proposed assignment or subletting provided, that Tenant shall have no obligation to reimburse Landlord on account of the initial subletting of approximately 84,000 square feet of space. Any attempted assignment of subletting made in violation of this Section 19 shall be void as in no force or effect and shall constitute as event of default under this Lease. Notwithstanding the foregoing, in the event that Tenant wishes to assign this Lease or sublet the whole of the Premises (except to a Permitted Assignee), in lieu of Landlord's providing its consent, Landlord may elect to terminate this Lease by written notice to Tenant. For purposes of this Lease, the term "Permitted Assignee" shall mean any one or more of the following: (a) a successor corporation or other entity to Tenant resulting from merger, consolidation or corporate reorganization; (b) a corporation or other entity which controls, is controlled by or is under common control with Tenant, and (c) a person, or entity which requires all or substantially all of Tenant's assets. Tenant shall provide Landlord with written notice of any assignment to a Permitted Assignee within thirty (30) days after such assignment with said notice containing evidence demonstrating that the assignment was to a Permitted Assignee.

      20. TENANT'S DEFAULT; LANDLORD'S REMEDIES

            A. In the event Tenant shall fail to pay when due, any installment of rent or other charges or monetary obligations to be paid by Tenant hereunder (all of which obligations of Tenant shall bear interest at the Default Rate from the date due until paid in full) and such failure is not cured within five (5) days after written notice thereof from Landlord; or if Tenant shall default in performing any of the covenants, terms or provisions of this Lease (other than the payment, when due, of any of Tenant's monetary obligations hereunder) or any of the rules and regulations now or hereafter reasonably established and uniformly enforced by Landlord to govern the operation of the project and fails to cure such default within thirty (30) days after written notice thereof from Landlord (or such additional time as may be necessary to cure such default provided tenant commences the cure within said thirty (30) day period and diligently completes said cure); or if there shall occur any event described as an event of default by Tenant under this Lease; or if Tenant shall abandon or vacate the Premises; or if Tenant or any guarantor of Tenant's obligations shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations; or Tenant shall make a transfer to defraud creditors or shall make an assignment for the benefit of creditors; or Tenant shall do or permit to be done any act which results in a lien being filed against the Premises or Building, which lien is not removed or bonded over in accordance with Georgia law within twenty (20) days after written notice thereof by Landlord to Tenant or such shorter period as required by the holder of any Security Deed; then, and in any of said events, Landlord, at its option may pursue any one or more of the remedies set forth in Section 20.B. without any notice or demand whatsoever. Landlord shall only be obligated to give written notices of monetary defaults and opportunity to cure to Tenant two (2) times in any period of twelve (12) consecutive months in the event of the reoccurrence of any default.

            B. Upon the occurrence of an event of default as described in
Section 20.A., Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

                  (1) Commence dispossessory proceedings with or without the termination of this Lease. In the absence of Landlord's electing to terminate the Lease, Tenant shall remain liable for the payment of all rents accruing after any writ of possession as to the Premises is issued to Landlord.

                  (2) Commence proceedings against Tenant for all amounts owed by Tenant to Landlord, whether as base monthly rental, additional rent, damages or otherwise.

                  (3) Terminate the Lease, in which event Tenant shall immediately surrender the Premises to Landlord. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of the term under this Section 20. or otherwise which loss and damage shall include, without limitation, an amount which, at the date of the termination, represents the present value, as computed using an eight percent (8%) per annum discount rate, of the excess, if any, of (A) the base monthly rental, additional rental and all other amounts which would have otherwise

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 6

been payable hereunder during the remainder of the Lease term over (B) the aggregate reasonable net rental value of the Premises for the same period, after deducting all expenses expected to be incurred in re-letting the Premises.

                  (4) Upon any termination of Tenant's right to possession only, without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided below, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay rent, including any amounts treated as additional rent, hereunder for the full term of the Lease. In any such case, Landlord may relet the Premises on behalf of Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of the Lease) and on such terms and conditions (which may include concessions of free rent and alteration, repair and improvement of the Premises) as Landlord, in its sole discretion, may determine and receive directly the rent by reason of the reletting. Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of any reletting of the Premises. Tenant further agrees to reimburse Landlord upon demand for any expenditures made by it for remodeling or repairing in order to relet the Premises and for all other expenses incurred in connection with such reletting (including without limitation attorney's fees and brokerage commissions). Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting. No such refusal or failure shall operate to relieve Tenant of any liability under this Lease. Tenant shall instead remain liable for all rent and for all such expenses.

                  (5) Change the locks or otherwise enter upon and take possession of the Premises without the requirement of resorting to the dispossessory procedures set forth in O.C.G.A. 44-7-50, and without being liable for prosecution of any claim for damages or for trespass or other tort.

                  (6) Do or cause to be done whatever Tenant is obligated to do under the terms of this Lease, in which case Tenant agrees to reimburse Landlord on demand for any and all reasonable costs or expenses which Landlord may thereby incur. Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Section 20., whether caused by the negligence of Landlord or otherwise.

                  (7) Enforce the performance of Tenant's obligations hereunder by injunction or other equitable relief (which remedy may be exercised upon any breach or default or any threatened breach or default of Tenant's obligations hereunder).

      21. REMOVAL OF FIXTURES - Tenant may (if not in default hereunder), prior to the expiration of this Lease or any extension thereof, remove all fixtures and equipment which Tenant has placed in the Premises; provided, however, that Tenant shall not remove: (a) air conditioning, air ventilating and heating fixtures; (b) lighting fixtures; (c) dock levelers; (d) carpeting, and (e) all tenant improvements (except for cooler and freezer improvements) constructed in the Premises prior to Tenant's initial use and occupancy of the Premises. Tenant shall be required to remove all freezer and cooler equipment which Tenant has placed in the Premises prior to the expiration of this Lease or any extension thereof. Upon removal of said fixtures and equipment, which Tenant is allowed or required to remove as set forth in the preceding sentences, Tenant shall repair all damage to the Premises caused by such removal. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to remove all freezer and cooler improvements installed by Tenant; provided, however, that in no event shall Tenant be responsible for the removal of any piping, plumbing or other property installed by Tenant below the floor provided the floors meet or exceed the original specifications of the floors at the time the Premises are delivered to Tenant.

      22. RIGHT OF LANDLORD TO ENTER PREMISES - Without any abatement of Rent, Landlord and its agents, employees and independent contractors shall have the right to enter the Premises at such times as Landlord deems reasonably necessary or desirable for any one (1) or more of the following purposes: (i) to inspect and examine same, (ii) to make such repairs, additions, alterations, and improvements as Landlord desires to make to the Building and/or the common areas or common facilities thereof, (iii) to exhibit said Premises to prospective purchasers or lenders, and (iv) to exhibit said Premises to prospective tenants during the last twelve (12) months of the lease term or at any time that Tenant is in default. Except in the event of an emergency, Landlord agrees to provide to Tenant reasonable prior oral notification of any such entry, and to use reasonable efforts to minimize any interference with Tenant's normal business operations. In the event of emergency or in the event of default of Tenant hereunder, or if otherwise necessary to prevent injury to person or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry.

      23. EXTERIOR SIGNS - Tenant shall place no signs upon the outside walls or roof of the Premises except with the written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

      24. CARDING FOR RENT OR SALE - Landlord may card the Premises "For Sale and "For Rent" during the last twelve (12) months of the Lease term or at any time that Tenant is in default.

      25. EFFECT OF TERMINATION OF LEASE - All obligations of Tenant hereunder not fully performed as of the expiration or termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations with respect to rent, taxes and insurance and all obligations concerning indemnification and the condition of the Premises.

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 7

      26. SUBORDINATION AND ATTORNMENT; ESTOPPEL CERTIFICATES; SUBORDINATION OF LANDLORD'S LIEN

            A. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any mortgage, deed to secure debt, deed of trust, ground lease or other instrument in the nature thereof (herein called "Security Deed") which may now or hereafter affect Landlord's fee title to the Premises and/or Building; provided, however, that if the holder of any Security Deed elects to have this Lease prior to the lien of such holder's Security Deed, and gives written notice thereof to Tenant, this Lease shall be deemed prior to such Security Deed. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents, including the Subordination, Non-Disturbance and Attornment Agreement substantially in the form attached hereto as EXHIBIT "B" which may be required by the holder of a Security Deed for the purpose of subjecting and subordinating this Lease to the lien of any such Security Deed. If the holder of any such Security Deed shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the request of such holder, attorn to and recognize such successor as Tenant's landlord under this Lease. Tenant shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon Tenant's written request, Landlord will ask the holder of any Security Deed affecting the Premises to execute a non-disturbance agreement in favor of Tenant; subject, however, to the conditions reasonably requested by the holder of such Security Deed as a prerequisite to the execution of such agreement. Notwithstanding the foregoing, Tenant's use of the Premises in accordance with the terms hereof shall not be disturbed by any holder of a Security Deed provided Tenant is in compliance with all of its obligations under this Lease.

            B. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (i) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (ii) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (iii) the date to which any rent and other charges have been paid in advance, if any; and
(iv) such other matters as Landlord may reasonably request.

            C. If Landlord notifies Tenant of the existence of any Security Deed with respect to the Premises, Tenant agrees that its will not exercise any right to terminate this Lease, to claim a partial or total eviction, or to reduce any rental payments hereunder on account of any act or omission by Landlord or any other occurrence, unless the situation remain unremedied after Tenant has notified the holder of such Security Deed, in writing, of such act, omission or occurrence, and given the holder of such Security Deed a reasonable opportunity to remedy the situation.

            D. Landlord shall upon request from Tenant at any time and from time to time execute, acknowledge and deliver to Tenant a Subordination of Landlord's Lien in the form attached as Exhibit "F".

      27. NO ESTATE IN LAND - This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

      28. CONSTRUCTION OF THIS AGREEMENT - No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. Time is of the essence of this Lease.

      29. HOLDING OVER - If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at a rental rate equal to one hundred fifty percent (150%) of the rental rate in effect at end of Lease; and there shall be no renewal of this Lease by operation of law.

      30. ATTORNEYS' FEES AND HOMESTEAD - If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay reasonable attorneys' fees. Tenant waives all homestead rights and exemptions, which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord its homestead and exemption.

      31. ENVIRONMENTAL MATTERS - The term "Hazardous Substances" as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities that are consistent with Tenant's permitted uses under Section 9. of this Lease (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environment Laws and have been expressly approved in advance in writing by Landlord; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances except for the storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") and expressly approved in advance in writing by Landlord, provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and in quantities that do not exceed the amounts approved in writing by Landlord; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials described above, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 8

procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of this Lease, the Premises is found to be so contaminated or subject to said conditions, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. Landlord agrees to indemnify and hold Tenant harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from any hazardous materials which existed before, during or after Tenant's occupancy except for such items covered by Tenant's indemnity in the preceding sentence. The foregoing indemnifications shall survive the termination or expiration of this Lease. Landlord acknowledges that Tenant's cleaning solvents, office products and similar items used during the ordinary course of business constitute Permitted Materials which may be used without prior notification to Landlord.

      32. SERVICE OF NOTICE - Tenant hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of the Premises at the time, or occupying said Premises; and if no person is in charge of, or occupying said Premises, then such service or notice may be made by attaching the same on the main entrance to said Premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said Premises. In addition to the foregoing, all notices to Tenant shall also be sent to:

            Steve Townsend
            United Natural Foods, Inc.
            260 Lake Road
            Dayville, CT  06241

      33. EXCULPATION OF LANDLORD - Provided Landlord continues to maintain in force and effect the insurance required to be maintained pursuant to the provisions of this Lease, the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord and its successors and assigns, only during their respective periods of ownership. Provided Landlord is in compliance with Section 13(B)(1) of this Lease, Tenant further agrees that Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's equity interest in the Premises, and Tenant shall look solely to such interest for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord based on any default under this Lease, and no other property or assets of Landlord, its affiliates, successors, partners, shareholders, subsidiaries, or assigns, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any such claim, judgment, injunction or decree.

      34. DEFINITIONS - The term "Landlord" and "Tenant" includes male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties. If this Lease shall be validly assigned or the Premises validly sublet, the term "Tenant" shall include such assignee or sublessee, as to the Premises covered by such assignment or sublease.

      35. AGENCY DISCLOSURE - Tenant and Landlord each represents and warrants to the other that no real estate broker, agent, commission salesman, or other person other than NAI/BRANNEN GODDARD L.L.C., which has represented Tenant, in the negotiations for and procurement of this Lease and of the Premises, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any real estate broker, agent, commission salesman or other person (even including the broker or other person or firm excluded above from the Tenant's warranty of no broker) except if and only as may be provided in a separate written commission agreement signed by the party against whom the commission or compensation is charged. Each party agrees to indemnify and hold the other hereunder harmless from and against any claim for any such commissions, fees or other form of compensation by any such third party claiming through the indemnifying party, including, without limitation, any and all claims, causes of action, damages, costs and expenses (including attorneys' fees), associated therewith. Landlord is paying NAI/BRANNEN GODDARD L.L.C. a commission pursuant to a separate agreement.

      36. SEVERABILITY AND INTERPRETATION - If any clause or provision of this Lease shall be deemed illegal, invalid or unenforceable under present or future laws effective during the Lease term, then and in that event, the remainder of this Lease shall not be affected by such illegality, invalidity or unenforceability. Should any of the provisions of this Lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Lease. The captions used in this Lease are for convenience only and shall be considered to be of no effect in the construction of any provision of this Lease.

      37. GEORGIA LAW - The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

      38. EXECUTION AND PUBLIC RECORDS - This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts. No modification or amendment of this Lease shall be binding upon the parties unless such modification or amendment is in writing and signed by Landlord and Tenant. Without the prior written consent of both parties, neither this Lease nor any memorandum hereof shall be recorded or placed on public record. Notwithstanding the foregoing, Landlord agrees to execute a memorandum of Lease that Tenant may record in the Public Records of Fulton County Georgia.

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 9

      39. SUBMISSION OF LEASE - The submission of this Lease for examination does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant and upon execution of any required Lease guaranty attached hereto.

      40. ENTIRE AGREEMENT - This Lease contains the entire agreement between the parties hereto and no representation or warranty or agreement, oral or otherwise, between the parties not embodied herein shall not be of any force or effect. No modification, amendment or alterations of this Lease shall be effective unless same shall be in writing and signed by Landlord and Tenant. If any special stipulations are attached to this Lease, then insofar as such stipulations conflict with any of the foregoing provisions, the stipulations shall control.

      41. SITE PLAN - One plan dated January 27, 1999, as revised through May 17, 2001 and showing a building containing 311,793 Square Feet is attached hereto as EXHIBIT "C" and by this reference is made a part hereof. Notwithstanding any other provision of this Special Stipulation or any plan mentioned herein, in no event shall any plan incorporated herein be effective to lease and rent more property than is described as the "premises" in Section 1 of this Lease.

      42. WAREHOUSE FLOOR PLAN - Two plan sheets identified as Sheets 1 of 2 and 2 of 2 each dated May 17, 2001, are attached hereto as EXHIBIT "D" and by this reference is made a part hereof. Notwithstanding any other provision of this Special Stipulation or any plan mentioned herein, in no event shall any plan incorporated herein be effective to lease more property than is described as the "premises" in Section 1 of this Lease.

      43. ENTRANCE AND DRIVES - Any common entrance drives and common maneuvering areas are described in Exhibit "A" attached hereto.

      44. TENANT IMPROVEMENT ALLOWANCE -Landlord agrees to provide Tenant at improvement allowance of ONE MILLION SIXTY AND 00/100 ($1,060,000.00) DOLLARS for use for the construction of offices and other improvements to the premises. All plans and specifications for such improvements must be submitted to Landlord for approval prior to commencement of construction, which approval will not be unreasonably withheld or delayed. In any event, Landlord will approve or disapprove of said plans and specifications within five (5) business days after receipt by Landlord. Landlord acknowledges that Tenant intends to build freezer and cooler areas in the Premises, which areas are subject to Landlord's approval as set forth herein. At Tenant's election, Landlord shall (i) pay to Tenant the allowance of $1,060,000.00 after completion of the improvements and receipt of a final lien waiver from the general contractor and all subcontractors or (ii) pay the general contractor directly in accordance with requests for payment made jointly by Tenant and the general contractor. Under subparagraph (ii), final payment to the general contractor will be conditioned upon receipt of a final lien waiver from the general contractor and all subcontractors.

      45. PURCHASE OPTION - Tenant shall have the right to purchase the building and land for $9,331,964 plus an additional amount of $58,325/month (prorated at $1,917.54/day) from the Commencement Date to the purchase closing date, by giving written notice to Landlord on or prior to September 1, 2001 and closing on the sale on or before January 15, 2002 , with the closing date to be determined by Landlord by giving Tenant 30 days advance written notice of the date of closing. The purchase price shall be paid all in cash and the purchase shall be closed by the execution of the documents in the form as attached hereto as Exhibit "E" and by this reference made a part hereof. The sale of the Premises is subject to the following additional terms and conditions:

            A. Landlord represents and warrants, to the best of its knowledge, that as of the date hereof and the date of closing of the sale of the Premises:
(a) this Lease and its execution, delivery and performance by Landlord have been duly authorized by all necessary action on behalf of Landlord; and the sale of the Premises, and the consummation of the transactions contemplated hereby, will not result in any violation or breach of any indenture or agreement to which Landlord is a party or by which Landlord or the Premises is affected or bound;
(b) the use of the Premises for the purposes permitted under this Lease are permitted under applicable zoning and similar laws, rules and ordinances; (c) neither Landlord nor any other party is in the default in the payment and performance of any of its obligations under the protective covenants set forth in Exhibit A or any other restrictions affecting the Premises; (d) Landlord has received no notice of any condemnation proceeding or declaration of taking or other similar instrument filed against the Premises, and there is no litigation or proceeding pending or threatened which affects Landlord or the Premises; (e) Landlord has not received any notice of any requirement of any insurance carrier requiring any modifications or work to be performed on the Premises as a condition to the maintenance or renewal of any policies of insurance in respect of the Premises; and (f) no person, firm or entity, has any rights in, or rights to acquire, the Premises or any part thereof, except as set forth in the Title Insurance Commitment described below.

            B. Notwithstanding the exercise by Tenant of its option to purchase the Premises, Tenant's obligations to purchase shall be subject to the issuance by a nationally recognized title insurance company of a title insurance policy in the amount of the purchase price insuring title to the Premises free and clear of all liens, claims and encumbrances except those (other than mortgages and similar liens) set forth in Commitment Number 2-11924(B)(R2) issued by Chicago Title Insurance Company to First Union National Bank of Georgia, a copy of which has been delivered to Tenant.

            C. Landlord agrees to execute and deliver such affidavits and other documents as Tenant's lender or title insurance company may reasonably request in connection with the sale of the Premises and the issuance of such title insurance policy. The provisions of this Section 45 and of Section 10 shall survive until July 31, 2002.

            D. Landlord shall be responsible for the payment of any required state and local transfer taxes and the delivery of applicable transfer tax declarations.

UNITED NATURAL FOODS, INC.
Commercial Lease Agreement
100 Lakeview Court
Page 10

            E. Concurrently with the closing, Landlord shall deliver to Tenant copies of all plans, specifications, permits, licenses and similar documents relating to the Premises.

      46. FIRST RENEWAL OPTION - Provided this Lease is in full force and effect at the expiration of the original one hundred eighty-four (184) month term of this Lease, and provided that an uncured default does not exist, the term shall be extended at the option of Tenant for an additional period of five (5) years then next ensuing, on the same terms, covenants and conditions as herein set forth, except that the Renewal Option provided for by this Section shall not be part of the Lease during the extended period and except that the annual rental shall be the then "market rent" at the time the notice required to be given by this Paragraph is given by Tenant to Landlord for comparable space in the area by taking into account, among other things, recent comparable leases made by Landlord, the location of the premises, quality of construction, stacking height, quality and type of paving, sprinkler system, bay sizes, landscaping, age of improvements, broker commissions, Tenant improvements and modifications and comparable obligations of Landlord provided, however, that the value of freezers, coolers, grain room and racking equipment or systems shall be excluded from the determination of "market rent" by Landlord and such areas shall be valued as dry storage area only. Tenant may request in writing that Landlord provide Tenant with the then "market rent" (as defined above) for the premises fifteen (15) months prior to the expiration of the extended term of this Lease. Landlord shall provide Tenant with such "market rent" in writing within fifteen
(15) days of receipt of Tenant's written request. If Tenant does not agree with Landlord's market rent, and Landlord and Tenant cannot agree on market rent within thirty (30) days after Landlord provides Tenant with market rent, then Tenant shall have the option of having market rent determined by an arbitrator (the "Arbitrator") by sending written notice to Landlord of its desire to do so within five (5) days after the end of said thirty (30) day period. The Arbitrator shall be selected by The Atlanta Commercial Board of Realtors and shall be someone with at least ten (10) years experience in industrial space in Metropolitan Atlanta. Landlord and Tenant both shall submit what they deem to be market rent to the Arbitrator within ten (10) days after such thirty (30) day period. The Arbitrator shall have thirty (30) days to make its decision. The Arbitrator shall be instructed that it must select either Landlord's market rent or Tenant's market rent. (The Arbitrator shall not select any other market rent. It must either be Landlord's or Tenant's market rent.) The Arbitrator's decision shall be final and shall not be appealable. The fees of the Arbitrator shall be shared equally by Landlord and Tenant. By deciding to use the Arbitrator to determine market rent in accordance with the above, Tenant shall be deemed to have exercised its renewal option. If the Arbitrator is not used to determine market rent, Tenant shall give Landlord twelve (12) months' written notice prior to the expiration of the extended term of Tenant's desire to so extend such term; provided further that the option to renew provided for herein shall be terminated if and when this Lease is terminated, or if and when an uncured default exists hereunder at any time.

      47. SECOND RENEWAL OPTION - Provided this Lease is in full force and effect at the expiration of the first extended term of this Lease, and provided that an uncured default does not exist, the first extended term shall be extended at the option of Tenant for an additional period of five (5) years then next ensuing, on the same terms, covenants and conditions as herein set forth, except that the Second Renewal Option provided for by this Paragraph shall not be part of the Lease during the second extended period and except that the annual rental shall be the then "market rent" at the time the notice required to be given by this Section is given by Tenant to Landlord for comparable space in the area by taking into account, among other things, recent comparable leases made by Landlord, the location of the premises, quality of construction, stacking height, quality and type of paving, sprinkler system, bay sizes, landscaping, age of improvements, broker commissions, Tenant improvements and modifications and comparable obligations of Landlord. The determination of "market rate" and the timing of exercising the option shall be the same as set forth above except that all references to the "extended term" shall refer to the "first extended five (5) year term" for the purpose of the timing of giving notice.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

Signed, sealed and delivered as of the ___     M.D. HODGES ENTERPRISES, INC.
day of __________, 2001, as to Landlord, in the presence of:

                                               By:    --------------------------
-------------------------------------------    Name:  --------------------------
Unofficial Witness                             Title: --------------------------


-------------------------------------------            [CORPORATE SEAL]
Notary Public



Signed, sealed and delivered as of the ___     UNITED NATURAL FOODS, INC.
day of __________, 2001, as to Landlord, in the presence of:

                                               By:    --------------------------
-------------------------------------------    Name:  --------------------------
Unofficial Witness                             Title: --------------------------


-------------------------------------------            [CORPORATE SEAL]
Notary Public